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                                                                   EXHIBIT 10.34

                                   ASSIGNMENT
                                     OF THE
               AGREEMENT FOR THE SALE AND PURCHASE OF NATURAL GAS

This Assignment is made effective as of December 27, 1996, by and between ARCO Alaska, Inc., a Delaware corporation with offices in Anchorage, Alaska, and CH-Twenty, Inc., a Delaware corporation with offices in Los Angeles, California.

WHEREAS, Shell Oil Company and Alaska Pipeline Company entered into that certain Gas Purchase Contract dated December 20, 1982 for the sale and purchase of natural gas (the "Agreement"); and

WHEREAS, Shell Oil Company assigned its interest in such Agreement to Shell Western E & P effective January 1, 1984; and

WHEREAS, Shell Western E & P assigned a one-third (1/3) undivided interest in such Agreement to ARCO Alaska, Inc. effective March 1, 1990 ("ARCO's Assigned Interest"); and

WHEREAS, effective November 15, 1991, ARCO Alaska, Inc. and Alaska Pipeline Company amended ARCO's Assigned Interest ("ARCO/Enstar Contract"); and

WHEREAS, ARCO Alaska, Inc. desires to assign its interest in the ARCO/Enstar Contract and all attendant duties, obligations and responsibilities to CH-Twenty, Inc. and CH-Twenty, Inc. desires to assume ARCO Alaska, Inc.'s interest in the ARCO/Enstar Contract and all attendant duties, obligations and responsibilities from ARCO Alaska, Inc.

NOW THEREFORE, for good and valuable consideration, the receipt of sufficiency of which is hereby acknowledged, ARCO Alaska, Inc. does hereby assign its interest in the ARCO/Enstar Contract and all attendant duties, obligations and responsibilities to CH-Twenty, Inc. and CH-Twenty, Inc. hereby assumes ARCO Alaska, Inc.'s interest in the ARCO/Enstar Contract the and all attendant duties, obligations and responsibilities from ARCO Alaska, Inc. and hereby agrees to fully and faithfully perform the ARCO/Enstar Contract in accordance with its terms and conditions.

This Assignment shall be effective on the day and year first above written notwithstanding the fact that the parties may execute it at different times.

IN WITNESS WHEREOF, the panics hereto have executed this Assignment on the dates indicated below.

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ARCO Alaska, Inc.                        CH-Twenty, Inc.

By: /s/ Frank Brown                      By: /s/ Cynthia P. Rogan
    ---------------------                    ---------------------

Its: VP                                  Its: VP & CFO

Date: 10/19/98                           Date: 10/12/98

Consent:

Alaska Pipeline Company hereby consents to the foregoing assignment and agrees to accept the performance of CH-Twenty, Inc. under the ARCO/Enstar Contract.

Alaska Pipeline Company

By: /s/ R. F. Barnes
    ---------------------

Its: President

Date: 5/11/99